[Scudder Investments logo]

Scudder Japanese Equity Fund

Classes A, B and C

Semiannual

February 28, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder Japanese Equity Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

Japanese Equity Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Japanese Equity Fund	Nasdaq Symbol	CUSIP Number
Class A	FJEAX	251555777
Class B	FJEBX	251555769
Class C	FJECX	251555751

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Japanese Equity Fund	6-Month	1-Year	3-Year	5-Year	Life of Class**
Class A	-11.37%	-11.82%	-24.22%	3.73%	.78%
MSCI Japan Index+	-13.05%	-9.80%	-22.18%	-7.41%	-7.51%
Tokyo Stock Exchange Stock Price Index++	-13.05%	-19.24%	-21.90%	-8.44%	-8.11%

Scudder Japanese Equity Fund	6-Month	1-Year	3-Year	Life of Class***
Class B	-11.63%	-12.28%	-25.12%	4.53%
MSCI Japan Index+	-13.05%	-9.80%	-22.18%	-2.92%
Tokyo Stock Exchange Stock Price Index++	-13.05%	-19.24%	-21.90%	-6.57%

Scudder Japanese Equity Fund	6-Month	1-Year	Life of Class****
Class C	-11.55%	-12.20%	-21.02%
MSCI Japan Index+	-13.05%	-9.80%	-22.51%
Tokyo Stock Exchange Stock Price Index++	-13.05%	-19.24%	-20.48%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 02/28/03	$ 6.94	$ 9.57	$ 9.57
8/31/02	$ 7.83	$ 10.83	$ 10.82

Class A Lipper Rankings* - Japanese Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	22	of	52	42
3-Year	18	of	44	40
5-Year	2	of	23	9

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder Japanese Equity Fund - Class A [] MSCI Japan Index+ [] Tokyo Stock Exchange Stock Price Index++

Yearly periods ended February 28

Comparative Results* (Adjusted for Sales Charge)
Scudder Japanese Equity Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***	Life of Class****
Class A(b)	Growth of $10,000	$8,311	$4,102	$11,321	$9,827	-	-
	Average annual total return	-16.89%	-25.70%	2.51%	-.33%	-	-
Class B(b)	Growth of $10,000	$8,509	$4,135	-	-	$12,084	-
	Average annual total return	-14.91%	-25.50%	-	-	4.25%	-
Class C(b)	Growth of $10,000	$8,692	-	-	-	-	$5,179
	Average annual total return	-13.08%	-	-	-	-	-21.31%
MSCI Japan Index+	Growth of $10,000	$9,020	$4,712	$6,806	$6,594	$8,751	$4,960
	Average annual total return	-9.80%	-22.18%	-7.41%	-7.51%	-2.92%	-22.51%
Tokyo Stock Exchange Stock Price Index++	Growth of $10,000	$8,076	$4,763	$6,434	$6,411	$7,399	$5,376
	Average annual total return	-19.24%	-21.90%	-8.44%	-8.11%	-6.57%	-20.48%

The growth of $10,000 is cumulative.

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Class commenced operations on October 20, 1997. Index returns begin October 31, 1997.
*** The Class commenced operations on August 10, 1998. Index returns begin August 31, 1998.
****The Class commenced operations on May 31, 2000. Index returns begin May 31, 2000.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B shares was 5.00%.
+ The MSCI Japan Index is an unmanaged index of equity securities listed on the Tokyo Stock Exchange. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Beginning with the next semiannual report, the TOPIX will replace the MSCI Japan Index as the Fund's primary benchmark, as the TOPIX is believed to be more reflective of the investment strategy pursued by the Fund's new sub-advisor. On September 4, 2002 the Board of Directors approved replacing the MSCI Japan Index with TOPIX.

Shareholders redeeming Class A shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder,

The oil market is tight, and prices above $30 a barrel as of press time are a heavy burden on economic growth and corporate profitability. As a result, world growth remains sluggish. However, Asia is experiencing firm domestic demand for goods and services - and when consumers buy, the economy is stimulated. This localized demand has a domino effect, and is helping the world economy grow. As a result, we believe a gradual pickup is likely in 2003, led by the United States.

United States

For the past few years, economic activity has been restrained by the unwinding of the late 1990s boom. But it looks like we're now on track for a recovery. We expect the US economy to strengthen gradually (assuming that it will be aided by fiscal stimulus if necessary). Of course, geopolitical uncertainty remains a risk. But if energy prices drop, and adverse shocks are avoided - i.e., if there is no prolonged or spreading war, and no major terrorist strikes - we expect the recovery to gradually gather momentum later in the year. The stock market should improve as businesses begin to make money again. But stocks are still not cheap, even though prices have been declining for three years. So we don't expect any significant, sustained rallies. As a result, returns are likely to be lower than they were in the 1980s and 1990s.

Europe (excluding the United Kingdom)

Europe is embroiled in a series of economic difficulties. The economy is restrained by structural problems such as heavy regulation. The resulting weakness in growth will likely become more apparent this year, with Germany and Belgium likely to be close to outright recession. This deterioration in economic conditions means pressure on profits, especially given the region's inflexibility when it comes to making necessary business changes. And pressure on profits typically results in poorly performing markets.

United Kingdom

The economy is struggling in the United Kingdom, as it is elsewhere, but we believe the UK stock market could improve. UK stocks, in general, have been offering high dividends relative to other countries' stocks. We expect that after years of negative returns from equities, investors worldwide are likely to choose the likelihood of a dividend payment in the UK over the uncertainty of a capital appreciation elsewhere. We believe that the UK market should thus benefit from inflows, and stock prices should increase.

Japan

Japan is still an area of uncertainty, but nonetheless presents some interesting opportunities. On the economic front, Japanese gross domestic product (GDP) rose 0.5% in the fourth quarter of 2002, giving Japan four quarters of consecutive growth. We believe this growth will continue due to recent political events in Japan. The new Bank of Japan governor and his two deputies have opposing views on monetary policy, and are unlikely to reach enough of an agreement on policy to make any significant changes. As a result, the status quo - which is driving growth - should be maintained in 2003. In regard to the market, the Japanese equity market is close to a 19-year low, but it is less affected by geopolitical risks than the rest of the world, so it has outperformed global equities for the past four months.

Pacific Basin

The region as a whole is an attractive investment option given its exposure to China and current account surpluses, but there are risks. For example, we have concerns about consumer debt levels and corporate governance in Korea. Additionally, the government in Hong Kong seems unable to control the country's fiscal deficit. And the Taiwanese government's backtracking on financial sector reform has discouraged investors there. However, Australian assets offer the potential for relatively high yields across the board.

Latin America

Inflation in Latin America is beginning to re-emerge after a period of relative stability, particularly in Brazil. Two countries of particular interest are Mexico and Brazil. Mexican growth should be weaker due to fewer exports. And while Brazil's International Monetary Fund (IMF) package this year has helped to assuage investor concerns and stabilize its currency, Brazilian President Luiz Inacio da Silva - "Lula," as he is widely known - still needs to produce a reform package.

In conclusion

As you can see, the international economic outlook varies by region and even country. How do you know which market will perform well in advance so you can be invested in the right place at the right time? You don't, and we don't recommend trying to time the market in this way. It's seldom a successful investing strategy. If you're considering investing in region- or country-specific funds, we recommend that you avoid putting all of your eggs in one basket. We suggest having core international exposure through global or international funds, then use region- or country-specific funds to add more exposure to an area or country you believe has good long-term potential.

Deutsche Asset Management, Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management, Inc. as of March 15, 2003, and may not actually come to pass.

Portfolio Management Review

The semiannual period for Scudder Japanese Equity Fund is a snapshot of one of the longest, most volatile and most pronounced downturns in global market history. To exacerbate matters, Japan also faced domestic weakening during this time frame. In the following interview, the portfolio management team discusses Scudder Japanese Equity Fund's strategy and performance during the challenging semiannual period as of February 28, 2003.

Q: How would you characterize the Japanese economy and market for the six-month period under review?

A: Global markets continued their downward path, with double-digit declines in most developed countries. Japan was no exception. Both domestic and global factors played a role. In Japan, signs of distress in the life insurance industry were growing. Banks were pressured to dump cross-shareholdings ahead of year-end, and pension funds continued to sell a portion of equities to be returned to the government-run retirement options; both trends contributed to general equity declines. Meanwhile, industrial production data weakened. Additionally, the new governor for the Bank of Japan (BOJ), Toshihiko Fukui, turned out to not be as progressive as markets originally anticipated. His "status quo" appointments were a disappointment. Overseas, as the United States positioned itself for war with Iraq and oil prices skyrocketed to $40 per barrel, investors fled equity markets worldwide.

Q: Will you describe Scudder Japanese Equity Fund's performance against this backdrop?

A: For the six-month period, Scudder Japanese Equity Fund proved slightly more resilient than its current benchmark, the TOPIX (Tokyo Stock Exchange Stock Price Index), its former benchmark, the MSCI Japan Index, and its average peer as defined by Lipper Inc. The fund declined 11.28% (Class S shares) for the six-month period ended February 28, 2003, compared with the TOPIX and the MSCI Japan Index, both of which fell 13.05% for the same period.1 The average Japanese fund in the Lipper Japanese Funds category (those funds that concentrate investments in equity securities of Japanese companies) returned -14.46%.2For the six-month period, Scudder Japanese Equity Fund proved slightly more resilient than its current benchmark, TOPIX (Tokyo Stock Exchange Stock Price Index), its former benchmark, the MSCI Japan Index and its average peer as defined by Lipper Inc. The fund declined 11.37% (Class A shares, unadjusted for sales charges) for the six-month period ended February 28, 2003, compared with the TOPIX and the MSCI Japan Index, both of which fell 13.05% for the same period.1 The average Japanese fund in the Lipper Japanese Funds category (those funds that concentrate investments in equity securities of Japanese companies) returned -14.46%.2

1 The TOPIX is a measure of all shares listed on the first section of the Tokyo Stock Exchange. It replaces the MSCI Japan Index as the fund's primary benchmark as it is more reflective of the Fund's investment strategy. The MSCI Japan Index is an unmanaged index of equity securities listed on the Tokyo Stock Exchange. Index returns are US-dollar denominated and capitalization-weighted, assume reinvested dividends and capital gains, and do not reflect fees or expenses. Investors cannot directly invest in an index.
2 Source: Lipper Inc. Performance is based on total returns and includes reinvestment and capital gains.

Q: What were the most significant contributors to and detractors from this performance?

A: Broad-based stock selection helped to buoy the fund relative to its benchmark. The best examples of contributors include overweight positions in Nitto Denko Corp., JFE Holdings, Inc. and Yamanouchi Pharmaceutical. Chemical company Nitto Denko Corp. performed well due to restructuring efforts and a strong market position in the electronic materials area. JFE Holdings, Inc. (the company formed from the merger of Kawasaki Steel and NKK) also benefited from restructuring, as well as strong demand from China. The company reported stronger-than-expected earnings during the period. Yamanouchi Pharmaceutical has an attractive product pipeline and its stock is nicely priced compared with what we think is its true value. Additionally, we had less invested in Sumitomo Trust and Banking Co. and other banks and financial institutions than did the benchmark. With banks as the worst-performing sector for the period, our underweight stake helped to curb losses.

On the flip side, some of our stock picks detracted from performance. The more pronounced detractors included overweight positions in Mizuho Holdings, Inc., Sega Corp. and Marui Co. Ltd. Mizuho Holdings, Inc., in the financials sector, was sold during the period and is no longer in the portfolio. Sega Corp. declined due to its much-publicized failure to meet targets for game software sales. Marui Co. Ltd., a leading Japanese department store, did not perform well during the period, due to weak consumer sentiment and deflation.

Q: Will you describe your current investment strategy?

A: We believe the forced selling by financial institutions and corporate pension plans presents an excellent opportunity to purchase internationally competitive Japanese companies, such as Canon, Toyota and Takeda, at very attractive prices. We continue to focus on these names. We are also seeking out new corporate restructuring plays such as steel companies, and we're looking at beneficiaries of strong growth in the Chinese economy - among machinery businesses, for example. We remain underweight in banks and technology companies due to poor earnings transparency and dilution risks.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2003

Sector Diversification	2/28/03	8/31/02

Industrials	21%	7%
Consumer Discretionary	20%	29%
Materials	14%	3%
Telecommunication Services	10%	10%
Financials	9%	14%
Information Technology	9%	28%
Health Care	8%	3%
Consumer Staples	6%	3%
Utilities	2%	3%
Energy	1%	-
	100%	100%

Sector diversification is subject to change.

Ten Largest Equity Holdings at February 28, 2003 (39.7% of Portfolio)
1. Toyota Motor Corp. Manufacturer of diversified automotive products	4.9%
2. Canon, Inc. Producer of visual image and information equipment	4.8%
3. Ajinomoto Co., Inc. Producer and seller of a variety of food products	4.4%
4. Nitto Denko Corp. Producer of industrial chemicals	4.1%
5. KDDI Corp. Producer of long distance telephone services	3.9%
6. East Japan Railway Co. Operator of railroad services	3.9%
7. NTT DoCoMo, Inc. Provider of various telecommunication services and equipment	3.7%
8. Mitsui & Co., Ltd. Operator of a general trading company	3.5%
9. JSR Corp. Manufacturer of synthetic rubber and resins	3.4%
10. Takeda Chemical Industrials, Ltd. Manufacturer of pharmaceutical products	3.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 29. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited)
Assets
Investment in the Japanese Equity Portfolio, at value	$ 40,667,897
Receivable for Fund shares sold	88,235
Due from Advisor	157,490
Total assets	40,913,622
Liabilities
Payable for Fund shares redeemed	27,728
Other accrued expenses and payables	100,566
Total liabilities	128,294
Net assets, at value	$ 40,785,328
Net Assets
Net assets consist of: Accumulated net investment loss	(139,688)
Net unrealized appreciation (depreciation) on: Investment	2,549,791
Foreign currency related transactions	(34,619)
Accumulated net realized gain (loss)	(3,550,741)
Paid-in capital	41,960,585
Net assets, at value	$ 40,785,328

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited) (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price (a) per share ($36,386,800 / 5,250,066 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)	$ 6.93
Class A Net Asset Value and redemption price (a) per share ($2,099,622 / 302,405 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)	$ 6.94
Maximum offering price per share (100 / 94.25 of $6.94)	$ 7.36
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,848,523 / 193,162 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)
$ 9.57
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($450,383 / 47,079 shares of capital stock outstanding, $.001 par value, 250,000,000 shares authorized)
$ 9.57
Maximum offering price per share (100 / 99.00 of $9.57)	$ 9.67

(a) Redemption price per share for shares held less than six months for Class S shares and sixty days for Class A shares is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2003 (Unaudited)
Investment Income
Net investment income allocated from the Japanese Equity Portfolio: Dividends (net of foreign taxes withheld of $12,671)	$ 50,684
Interest	7,202
Expenses	(255,272)
Net investment income (loss) allocated from the Japanese Equity Portfolio	(197,386)
Expenses: Administrator service fee	22,637
Distribution and shareholder servicing fees	12,664
Transfer agent fees	7,501
Accounting fees	11,773
Auditing	6,235
Legal	9,500
Directors' fees and expenses	189
Reports to shareholders	11,498
Registration fees	9,500
Other	2,091
Total expenses, before expense reductions	93,588
Expense reductions	(162,568)
Total expenses, after expense reductions	(68,980)
Net investment income (loss)	(128,406)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investment	(2,124,085)
Foreign currency related transactions	(139,935)
(2,264,020)
Net unrealized appreciation (depreciation) during the period on: Investment	197,834
Foreign currency related transactions	(45)
197,789
Net gain (loss) on investment transactions	(2,066,231)
Net increase (decrease) in net assets resulting from operations	$ (2,194,637)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2003 (Unaudited)	Year Ended August 31, 2002
Operations: Net investment income (loss)	$ (128,406)	$ (54,419)
Net realized gain (loss) on investment transactions	(2,264,020)	(709,717)
Net unrealized appreciation (depreciation) on investment transactions during the period	197,789	527,265
Net increase (decrease) in net assets resulting from operations	(2,194,637)	(236,871)
Distributions to shareholders from: Net investment income: Class S	(38,991)	-
Class A	-	(79,153)
Class B	-	(178,157)
Class C	-	(18,579)
Fund share transactions: Proceeds from shares sold	42,662,018	3,628,849
Reinvestment of distributions	37,954	96,878
Cost of shares redeemed	(3,240,267)	(4,278,617)
Redemption fees	715	2,548
Net increase (decrease) in net assets from Fund share transactions	39,460,420	(550,342)
Increase (decrease) in net assets	37,226,792	(1,063,102)
Net assets at beginning of period	3,558,536	4,621,638
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $139,688 and $27,709, respectively)	$ 40,785,328	$ 3,558,536

The accompanying notes are an integral part of the financial statements.

Class A
Years Ended August 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.83	$ 9.47	$ 19.85	$ 20.12	$ 9.85	$ 12.50
Income (loss) from investment operations:
Net investment income (loss)	(.04)[c]	(.06)[c]	(.12)[c]	(.28)	-[d]	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.85)	(.55)	(6.12)	5.82	10.27	(2.58)
Total from investment operations	(.89)	(.61)	(6.24)	5.54	10.27	(2.65)
Less distributions from: Net investment income	-	(1.03)	-	-	-	-
Net realized gains on investment transactions	-	-	(4.14)	(5.81)	-	-
Total distributions	-	(1.03)	(4.14)	(5.81)	-	-
Net asset value, end of period	$ 6.94	$ 7.83	$ 9.47	$ 19.85	$ 20.12	$ 9.85
Total Return (%)[e]	(11.37)**	(6.44)	(37.79)	25.57	104.26	(21.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	2,100	581	1,207	3,262	11,010	14
Ratio of expenses before expense reductions (including expenses of the Japanese Equity Portfolio) (%)	3.11*	8.06	7.66	4.32	5.88	454.24*
Ratio of expenses after expense reductions (including expenses of the Japanese Equity Portfolio) (%)	1.40*	1.60	1.60	1.60	1.60	1.60*
Ratio of net investment income (loss) (%)	(1.00)*	(.89)	(.88)	(1.23)	(1.29)	(1.00)*
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period from October 20, 1997 (commencement of sales of Class A shares) to August 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.83	$ 12.47	$ 24.85	$ 24.58	$ 12.11	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	(.09)[c]	(.19)[c]	(.27)[c]	(.63)	(.12)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.17)	(.67)	(7.97)	6.71	12.59	(.38)
Total from investment operations	(1.26)	(.86)	(8.24)	6.08	12.47	(.39)
Less distributions from: Net investment income	-	(.78)	-	-	-	-
Net realized gains on investment transactions	-	-	(4.14)	(5.81)	-	-
Total distributions	-	(.78)	(4.14)	(5.81)	-	-
Net asset value, end of period	$ 9.57	$ 10.83	$ 12.47	$ 24.85	$ 24.58	$ 12.11
Total Return (%)[d]	(11.63)**	(6.92)	(38.32)	22.66	102.97	(3.12)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,849	2,488	3,134	5,621	4,604	283
Ratio of expenses before expense reductions (including expenses of the Japanese Equity Portfolio) (%)	4.36*	8.91	8.70	5.35	14.99	454.99*
Ratio of expenses after expense reductions (including expenses of the Japanese Equity Portfolio) (%)	2.15*	2.35	2.35	2.35	2.35	2.35*
Ratio of net investment income (loss) (%)	(1.75)*	(1.64)	(1.62)	(1.90)	(1.74)	(1.25)*
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period from August 10, 1998 (commencement of sales of Class B shares) to August 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.82	$ 12.48	$ 24.85	$ 24.10
Income (loss) from investment operations: Net investment income (loss)	(.09)[c]	(.20)[c]	(.26)[c]	(.04)
Net realized and unrealized gain (loss) on investment transactions	(1.16)	(.68)	(7.97)	.79
Total from investment operations	(1.25)	(.88)	(8.23)	.75
Less distributions from: Net investment income	-	(.78)	-	-
Net realized gains on investment transactions	-	-	(4.14)	-
Total distributions	-	(.78)	(4.14)	-
Net asset value, end of period	$ 9.57	$ 10.82	$ 12.48	$ 24.85
Total Return (%)[d]	(11.55)**	(7.09)	(38.27)	3.11**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	450	77	281	110
Ratio of expenses before expense reductions (including expenses of the Japanese Equity Portfolio) (%)	3.22*	8.59	8.92	8.74*
Ratio of expenses after expense reductions (including expenses of the Japanese Equity Portfolio) (%)	2.15*	2.35	2.35	2.35*
Ratio of net investment income (loss) (%)	(1.75)*	(1.64)	(1.70)	(2.07)*
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period from May 31, 2000 (commencement of sales of Class C shares) to August 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Japanese Equity Fund ("Scudder Japanese Equity Fund" or the "Fund") is a diversified series of the Deutsche Investors Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. On September 4, 2002, the Board of Directors approved the re-designation of the investment status of the Fund and Japanese Equity Portfolio from "non-diversified" to "diversified."

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Japanese Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On February 28, 2003, the Fund owned approximately 100% of the Japanese Equity Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within the first two years of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors. Class S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares and Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class S shares is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares and Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $898,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $361,202 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At August 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 32,428
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (898,000)

In addition, during the six months ended August 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 275,889

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class A shareholders for less than sixty days and Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares being redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio, Deutsche Asset Management (Japan) Limited ("DeAMJ") is the subadvisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, all indirect, wholly owned subsidiaries of Deutsche Bank AG.

For the period September 1, 2002 through September 4, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the Fund as follows: Class A shares 1.60%, Class B shares 2.35%, Class C shares 2.35% and Class S shares 1.15%. Effective September 5, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares 1.40%, Class B shares 2.15%, Class C shares 2.15% and Class S shares 1.15%. Under these agreements, the Advisor waived and absorbed $162,568 of expenses, which includes expenses incurred by the Japanese Equity Portfolio.

Administrator Service Fee. ICCC serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at February 28, 2003
Class S	$ 19,661	$ 4,186
Class A	1,438	242
Class B	1,389	213
Class C	149	52
	$ 22,637	$ 4,693

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. was the distributor to the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2003
Class A	$ 2,400	$ 2,400
Class B	6,957	6,957
Class C	741	741
	$ 10,098	$ 10,098

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at February 28, 2003	Effective Rate
Class B	$ 2,317	$ 2,317.25%
Class C	249	249.25%
	$ 2,566	$ 2,566

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2003 aggregated $552.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2003, there was no CDSC for Class B and C shares.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Accounting Fees

A third-party service provider is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	5,407,879	$ 39,267,939	53,911*	$ 425,082*
Class A	337,469	2,514,210	94,228	790,690
Class B	45,966	452,347	24,403	291,811
Class C	43,240	427,522	185,652	2,121,266
		$ 42,662,018		$ 3,628,849
Shares issued to shareholders in reinvestment of distributions
Class S	5,338	$ 37,954	-	$ -
Class A	-	-	7,099	55,586
Class B	-	-	2,280	24,785
Class C	-	-	1,517	16,507
		$ 37,954		$ 96,878
Shares redeemed
Class S	(215,867)	$ (1,551,011)	(1,195)*	$ (9,893)*
Class A	(109,316)	(815,764)	(154,521)	(1,365,450)
Class B	(82,542)	(840,316)	(48,169)	(559,082)
Class C	(3,306)	(33,176)	(202,563)	(2,344,192)
		$ (3,240,267)		$ (4,278,617)
Redemption fees		$ 715		$ 2,548
Net increase (decrease)
Class S	5,197,350	$ 37,755,520	52,716*	$ 415,189*
Class A	228,153	1,698,483	(53,194)	(518,684)
Class B	(36,576)	(387,937)	(21,486)	(240,602)
Class C	39,934	394,354	(15,394)	(206,245)
		$ 39,460,420		$ (550,342)

* For the period from July 15, 2002 (commencement of sales of Class S shares) to August 31, 2002.

Investment Portfolio as of February 28, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 100.0%
Consumer Discretionary 20.5%
Auto Components 1.1%
Stanley Electric Co., Ltd.	37,000	456,964
Automobiles 10.8%
Honda Motor Co., Ltd.	32,800	1,198,630
Nissan Motor Co., Ltd.	157,600	1,182,517
Toyota Motor Corp.	83,800	1,967,136
		4,348,283
Household Durables 2.5%
Sekisui House Ltd.	29,000	204,593
Sharp Corp.	73,000	792,894
		997,487
Leisure Equipment & Products 3.1%
Fuji Photo Film Co., Ltd.	39,000	1,237,153
Multiline Retail 1.8%
Marui Co., Ltd.	87,500	718,712
Specialty Retail 1.2%
Yamada Denki Co., Ltd.	24,200	488,237
Consumer Staples 6.3%
Food Products 4.5%
Ajinomoto Co., Inc.	171,000	1,812,486
Household Products 1.8%
Kao Corp.	34,000	717,591
Energy 0.5%
Energy Equipment & Services
Nippon Oil Corp.	49,000	208,493
Financials 8.9%
Diversified Financials 6.6%
AEON Credit Service Co., Ltd.	7,370	210,099
Daiwa Securities Group, Inc.	128,000	618,263
Nomura Holdings, Inc.	87,000	1,022,967
Sumitomo Trust & Banking Co.	234,000	817,510
		2,668,839
Real Estate 2.3%
Mitsubishi Estate Co., Ltd.	27,000	187,057
Mitsui Fudosan Co., Ltd.	115,000	753,923
		940,980
Health Care 8.0%
Health Care Providers & Services 1.2%
Nichii Gakkan Co.	10,300	499,251
Pharmaceuticals 6.8%
Fujisawa Pharmaceutical Co., Ltd.	28,000	549,507
Takeda Chemical Industries, Ltd.	33,800	1,246,610
Yamanouchi Pharmaceutical	35,000	953,347
		2,749,464
Industrials 20.8%
Building Products 1.5%
Daikin Industries, Ltd.	26,000	415,683
Tostem Inax Holding Corp.	14,000	172,787
		588,470
Commercial Services & Supplies 1.4%
Dai Nippon Printing Co., Ltd.	57,000	575,714
Electrical Equipment 1.9%
Sumitomo Electric Industries	118,000	758,617
Machinery 2.9%
Fanuc Ltd.	19,100	832,086
SMC Corp.	4,600	352,155
		1,184,241
Marine 1.8%
Mitsui O.S.K. Lines, Ltd.	290,000	711,416
Road & Rail 4.1%
East Japan Railway Co.	336	1,549,042
Keio Electric Railway Co., Ltd.	21,000	97,526
		1,646,568
Trading Companies & Distributors 7.2%
Mitsubishi Corp.	115,000	769,488
Mitsui & Co., Ltd.	260,000	1,396,608
Sumitomo Corp.	153,000	717,016
		2,883,112
Information Technology 8.8%
Office Electronics 4.9%
Canon, Inc.	54,000	1,950,514
Semiconductor Equipment & Products 3.9%
Kuroda Electric Co., Ltd.	10,500	219,832
Rohm Co., Ltd.	7,500	859,663
Sanken Electric Co., Ltd.	62,000	502,965
		1,582,460
Materials 14.4%
Chemicals 9.4%
JSR Corp.	135,000	1,364,675
Nitto Denko Corp.	58,100	1,631,705
Shin-Etsu Chemical Co., Ltd.	23,600	772,592
		3,768,972
Metals & Mining 2.4%
JFE Holdings, Inc.*	50,800	737,839
Nippon Steel Corp.	156,000	213,780
		951,619
Paper & Forest Products 2.6%
Nippon Unipac Holding	49	194,400
OJI Paper Co., Ltd.	207,000	858,013
		1,052,413
Telecommunication Services 9.7%
Diversified Telecommunication Services 1.0%
Nippon Telegraph & Telephone	115	416,360
Wireless Telecommunication Services 8.7%
KDDI Corp.	499	1,566,037
NOK Corp.	33,000	441,340
NTT DoCoMo, Inc.	780	1,471,387
		3,478,764
Utilities 2.1%
Electric Utilities 1.1%
Citizen Electronics Co., Ltd.	5,900	423,728
Gas Utilities 1.0%
Tokyo Gas Co., Ltd.	136,000	411,859
Total Investment Portfolio - 100.0% (Cost $40,139,212) (a)		40,228,767

* Non-income producing security.
(a) The cost for federal income tax purposes was $40,200,406. At February 28, 2003, net unrealized appreciation for all securities based on tax cost was $28,361. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,100,606 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,072,245.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $40,139,212)	$ 40,228,767
Cash equivalents	623,477
Receivable for investments sold	711,486
Dividends receivable	20,368
Interest receivable	1,268
Receivable for shares of beneficial interest subscribed	15,599
Total assets	41,600,965
Liabilities
Payable for investments purchased	723,049
Payable for shares of beneficial interest redeemed	7,714
Accrued advisory fee	122,041
Other accrued expenses and payables	80,264
Total liabilities	933,068
Net assets, at value	$ 40,667,897

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,671)	$ 50,684
Interest	7,202
Total Income	57,886
Expenses: Advisory fee	128,074
Administrative service fee	22,602
Custodian fees	58,506
Accounting fees	19,886
Auditing	13,772
Legal	1,984
Trustees' fees and expenses	72
Other	10,376
Total expenses	255,272
Net investment income (loss)	(197,386)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,124,085)
Foreign currency related transactions	(139,935)
(2,264,020)
Net unrealized appreciation (depreciation) during the period on:
Investments	197,834
Foreign currency related transactions	(45)
197,789
Net gain (loss) on investment transactions	(2,066,231)
Net increase (decrease) in net assets resulting from operations	$ (2,263,617)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2003 (Unaudited)	Year Ended August 31, 2002
Operations: Net investment income (loss)	$ (197,386)	$ (167,803)
Net realized gain (loss) on investment transactions	(2,264,020)	(1,448,192)
Net unrealized appreciation (depreciation) on investment transactions during the period	197,789	1,295,848
Net increase (decrease) in net assets resulting from operations	(2,263,617)	(320,147)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	42,709,383	4,124,021
Value of capital withdrawn	(3,290,828)	(9,096,276)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	39,418,555	(4,972,255)
Increase (decrease) in net assets	37,154,938	(5,292,402)
Net assets at beginning of period	3,512,959	8,805,361
Net assets at end of period	$ 40,667,897	$ 3,512,959

The accompanying notes are an integral part of the financial statements.

Years Ended August 31,	2003[a]	2002	2001	2000	1999	1998[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	4	9	16	21	2
Ratio of expenses before interest expense (%)	1.69*	3.68	3.08	2.16	5.72	15.44*
Ratio of expenses after interest expense (%)[c]	1.69*	3.68	3.09	2.18	5.75	15.44*
Ratio of net investment income (loss) (%)	(1.31)*	(2.98)	(2.37)	(1.74)	(5.22)	(14.46)*
Portfolio turnover rate (%)	124*	188	119	120	133	95
Total Investment Return (%)	(11.66)**	(4.36)	-	-	-	-
[a] For the six months ended February 28, 2003 (Unaudited).
[b] For the period from October 20, 1997 (commencement of sales of Class A shares) to August 31, 1998.
[c] For the periods ended February 28, 2003 and August 31, 1998 the Portfolio incurred no interest expense.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Japanese Equity Portfolio ("Japanese Equity Portfolio" or the "Portfolio") a diversified series of the Deutsche Investors Portfolios Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust. On September 4, 2002, the Board of Directors approved the re-designation of the investment status of the Fund and the Portfolio from "non-diversified" to "diversified."

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Cash Equivalents. Cash includes deposits held at the Portfolio's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $58,104,242 and $18,593,060, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio, Deutsche Asset Management (Japan) Limited ("DeAMJ") is the subadvisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, all indirect, wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management (Japan) Limited ("DeAMJ"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio. Prior to September 5, 2002, DWS International Portfolio Management GmbH ("DWS") acted as the subadvisor to the Portfolio.

Administrative Service Fee. Under the Administration Services Appendix to the Master Services Agreement, the Portfolio pays ICCC an annual fee (the "Administrative Service Fee") based on the Portfolio's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Portfolio's average daily net assets. For the six months ended February 28, 2003, the Administrative Service Fee aggregated $22,602, of which $4,687 is unpaid at February 28, 2003.

Various third-party service providers provide certain services to the Portfolio. Certain expenses of the Portfolio will not be borne by the Advisor under the sub-administrative service fee such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Accounting Fees

A third-party service provider is responsible for maintaining the portfolio and general accounting records of the Portfolio.

E. Investing in Foreign Securities

The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Investors Bank & Trust Company

200 Clarendon Street Boston, MA 02116
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002